POWER OF ATTORNEY OF NBGE MANAGER, LLC

The undersigned hereby authorizes and designates each of John R. Judd, William
R. Langton, Edward E. Bolton, W. Morgan Burns, Mark D. Pihlstrom, Catherine M. Verschelden, Samuel A. Rosenbaum and Julie M. Regnier signing singly, as the undersigned's true and lawful attorney in fact to:

(1)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 10% shareholder of Proto Labs, Inc. (the "Company"), Form ID or Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder and other forms or reports on the undersigned's behalf as may be required to file in connection with its ownership, acquisition, or disposition of securities of the Company, including Form 144;

(2)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 5% shareholder of the Company, any Schedule 13G or Schedule
13D in accordance with Section 13 of the Exchange Act and the rules and regulations promulgated thereunder;

(3)	do and perform any and all acts for and on the undersigned's behalf that may be necessary or desirable to complete and execute any such Form ID, Schedule
13G, Schedule 13D or any Forms 3, 4 or 5 and timely file such form with the
Securities and Exchange Commission, any stock exchange or similar authority, and the National Association of Securities Dealers; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be in the undersigned's best interest, or legally required of the undersigned, it being understood that the statements executed by such attorney in fact on the undersigned's behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

I hereby further grant to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys in fact, in serving in such capacity at the undersigned's request, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned's is no longer required to file Form ID, Schedule 13G, Schedule 13D, and/or Forms 3, 4 and 5 with respect to its holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned's in a signed writing delivered to the foregoing attorneys in fact. Notwithstanding the foregoing, if any such attorney-in-fact hereafter ceases to be at least one of the following: (i) an employee of the Company, (ii) a partner of Faegre Baker Daniels LLP or (iii) an employee of Faegre Baker Daniels LLP, then this Power of Attorney shall be automatically revoked solely as to such individual, immediately upon such cessation, without any further action on the undersigned's part.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be duly executed as of this 16th day of February, 2012.

NBGE Manager, LLC

By:  /s/ Edward T. Anderson, Manager

------
POWER OF ATTORNEY OF NBGE GP, LLC

The undersigned hereby authorizes and designates each of John R. Judd, William
R. Langton, Edward E. Bolton, W. Morgan Burns, Mark D. Pihlstrom, Catherine M. Verschelden, Samuel A. Rosenbaum and Julie M. Regnier signing singly, as the undersigned's true and lawful attorney in fact to:

(1)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 10% shareholder of Proto Labs, Inc. (the "Company"), Form ID or Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder and other forms or reports on the undersigned's behalf as may be required to file in connection with its ownership, acquisition, or disposition of securities of the Company, including Form 144;

(2)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 5% shareholder of the Company, any Schedule 13G or Schedule
13D in accordance with Section 13 of the Exchange Act and the rules and regulations promulgated thereunder;

(3)	do and perform any and all acts for and on the undersigned's behalf that may be necessary or desirable to complete and execute any such Form ID, Schedule
13G, Schedule 13D or any Forms 3, 4 or 5 and timely file such form with the
Securities and Exchange Commission, any stock exchange or similar authority, and the National Association of Securities Dealers; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be in the undersigned's best interest, or legally required of the undersigned, it being understood that the statements executed by such attorney in fact on the undersigned's behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

I hereby further grant to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys in fact, in serving in such capacity at the undersigned's request, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned's is no longer required to file Form ID, Schedule 13G, Schedule 13D, and/or Forms 3, 4 and 5 with respect to its holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned's in a signed writing delivered to the foregoing attorneys in fact. Notwithstanding the foregoing, if any such attorney-in-fact hereafter ceases to be at least one of the following: (i) an employee of the Company, (ii) a partner of Faegre Baker Daniels LLP or (iii) an employee of Faegre Baker Daniels LLP, then this Power of Attorney shall be automatically revoked solely as to such individual, immediately upon such cessation, without any further action on the undersigned's part.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be duly executed as of this 17th day of February, 2012.

NBGE GP, LLC

By:  /s/ Douglas Kinglsey, Manager

------
POWER OF ATTORNEY OF NORTH BRIDGE GROWTH MANAGEMENT, L.P.

The undersigned hereby authorizes and designates each of John R. Judd, William
R. Langton, Edward E. Bolton, W. Morgan Burns, Mark D. Pihlstrom, Catherine M. Verschelden, Samuel A. Rosenbaum and Julie M. Regnier signing singly, as the undersigned's true and lawful attorney in fact to:

(1)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 10% shareholder of Proto Labs, Inc. (the "Company"), Form ID or Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder and other forms or reports on the undersigned's behalf as may be required to file in connection with its ownership, acquisition, or disposition of securities of the Company, including Form 144;

(2)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 5% shareholder of the Company, any Schedule 13G or Schedule
13D in accordance with Section 13 of the Exchange Act and the rules and regulations promulgated thereunder;

(3)	do and perform any and all acts for and on the undersigned's behalf that may be necessary or desirable to complete and execute any such Form ID, Schedule
13G, Schedule 13D or any Forms 3, 4 or 5 and timely file such form with the
Securities and Exchange Commission, any stock exchange or similar authority, and the National Association of Securities Dealers; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be in the undersigned's best interest, or legally required of the undersigned, it being understood that the statements executed by such attorney in fact on the undersigned's behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

I hereby further grant to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys in fact, in serving in such capacity at the undersigned's request, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned's is no longer required to file Form ID, Schedule 13G, Schedule 13D, and/or Forms 3, 4 and 5 with respect to its holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned's in a signed writing delivered to the foregoing attorneys in fact. Notwithstanding the foregoing, if any such attorney-in-fact hereafter ceases to be at least one of the following: (i) an employee of the Company, (ii) a partner of Faegre Baker Daniels LLP or (iii) an employee of Faegre Baker Daniels LLP, then this Power of Attorney shall be automatically revoked solely as to such individual, immediately upon such cessation, without any further action on the undersigned's part.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be duly executed as of this 17th day of February, 2012.

NORTH BRIDGE GROWTH MANAGEMENT, L.P.

By:  NBGE GP, LLC, its sole general partner

By:  /s/ Douglas Kingsley, Manager

------
POWER OF ATTORNEY OF NORTH BRIDGE GROWTH EQUITY I, L.P.

The undersigned hereby authorizes and designates each of John R. Judd, William
R. Langton, Edward E. Bolton, W. Morgan Burns, Mark D. Pihlstrom, Catherine M. Verschelden, Samuel A. Rosenbaum and Julie M. Regnier signing singly, as the undersigned's true and lawful attorney in fact to:

(1)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 10% shareholder of Proto Labs, Inc. (the "Company"), Form ID or Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder and other forms or reports on the undersigned's behalf as may be required to file in connection with its ownership, acquisition, or disposition of securities of the Company, including Form 144;

(2)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 5% shareholder of the Company, any Schedule 13G or Schedule
13D in accordance with Section 13 of the Exchange Act and the rules and regulations promulgated thereunder;

(3)	do and perform any and all acts for and on the undersigned's behalf that may be necessary or desirable to complete and execute any such Form ID, Schedule
13G, Schedule 13D or any Forms 3, 4 or 5 and timely file such form with the
Securities and Exchange Commission, any stock exchange or similar authority, and the National Association of Securities Dealers; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be in the undersigned's best interest, or legally required of the undersigned, it being understood that the statements executed by such attorney in fact on the undersigned's behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

I hereby further grant to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys in fact, in serving in such capacity at the undersigned's request, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned's is no longer required to file Form ID, Schedule 13G, Schedule 13D, and/or Forms 3, 4 and 5 with respect to its holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned's in a signed writing delivered to the foregoing attorneys in fact. Notwithstanding the foregoing, if any such attorney-in-fact hereafter ceases to be at least one of the following: (i) an employee of the Company, (ii) a partner of Faegre Baker Daniels LLP or (iii) an employee of Faegre Baker Daniels LLP, then this Power of Attorney shall be automatically revoked solely as to such individual, immediately upon such cessation, without any further action on the undersigned's part.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be duly executed as of this 21st day of February, 2012.

NORTH BRIDGE GROWTH EQUITY I, L.P.

By:  North Bridge Growth Management, L.P., its General Partner
By:  NBGE GP, LLC, its General Partner

By:  /s/ Douglas Kingsley, Manager

------
POWER OF ATTORNEY OF DOUGLAS A. KINGSLEY

I, Douglas A. Kingsley, hereby authorize and designate each of John R. Judd, William R. Langton, Edward E. Bolton, W. Morgan Burns, Mark D. Pihlstrom, Catherine M. Verschelden and Julie M. Regnier signing singly, as my true and lawful attorney in fact to:

(1)	execute for and on my behalf, in my capacity as an officer and/or director of Proto Labs, Inc. (the "Company"), Form ID or Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder and other forms or reports on my behalf as may be required to file in connection with my ownership, acquisition, or disposition of securities of the Company, including Form 144;

(2)	do and perform any and all acts for and on my behalf that may be necessary or desirable to complete and execute any such Form ID or Form 3, 4 or 5 and timely file such form with the Securities and Exchange Commission, any stock exchange or similar authority, and the National Association of Securities
Dealers; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be to my benefit, in my best interest, or legally required of me, it being understood that the statements executed by such attorney in fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

I hereby further grant to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys in fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until I am no longer required to file Form ID or Forms 3, 4 and 5 with respect to my holdings of and transactions in securities issued by the Company, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys in fact. Notwithstanding the foregoing, if any such attorney-in-fact hereafter ceases to be at least one of the following: (i) an employee of the Company, (ii) a partner of Faegre Baker Daniels LLP or (iii) an employee of Faegre Baker Daniels LLP, then this Power of Attorney shall be automatically revoked solely as to such individual, immediately upon such cessation, without any further action on my part.

I hereby revoke all previous Powers of Attorney that have been granted by me in connection with my reporting obligations, if any, under Section 16 of the Exchange Act with respect to my holdings of and transactions in securities issued by the Company.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be duly executed as of this 6th day of February, 2012.

/s/ Douglas A. Kingsley

-----

POWER OF ATTORNEY OF RICHARD A. D'AMORE

The undersigned hereby authorizes and designates each of John R. Judd, William
R. Langton, Edward E. Bolton, W. Morgan Burns, Mark D. Pihlstrom, Catherine M. Verschelden, Samuel A. Rosenbaum and Julie M. Regnier signing singly, as the undersigned's true and lawful attorney in fact to:

 (1)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 10% shareholder of Proto Labs, Inc. (the "Company"), Form ID or Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder and other forms or reports on the undersigned's behalf as may be required to file in connection with its ownership, acquisition, or disposition of securities of the Company, including Form 144;

(2)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 5% shareholder of the Company, any Schedule 13G or Schedule
13D in accordance with Section 13 of the Exchange Act and the rules and regulations promulgated thereunder;

(3)	do and perform any and all acts for and on the undersigned's behalf that may be necessary or desirable to complete and execute any such Form ID, Schedule
13G, Schedule 13D or any Forms 3, 4 or 5 and timely file such form with the
Securities and Exchange Commission, any stock exchange or similar authority, and the National Association of Securities Dealers; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be in the undersigned's best interest, or legally required of the undersigned, it being understood that the statements executed by such attorney in fact on the undersigned's behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

I hereby further grant to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys in fact, in serving in such capacity at the undersigned's request, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned's is no longer required to file Form ID, Schedule 13G, Schedule 13D, and/or Forms 3, 4 and 5 with respect to its holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned's in a signed writing delivered to the foregoing attorneys in fact. Notwithstanding the foregoing, if any such attorney-in-fact hereafter ceases to be at least one of the following: (i) an employee of the Company, (ii) a partner of Faegre Baker Daniels LLP or (iii) an employee of Faegre Baker Daniels LLP, then this Power of Attorney shall be automatically revoked solely as to such individual, immediately upon such cessation, without any further action on the undersigned's part.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be duly executed as of this 23rd day of February, 2012.

/s/ Richard A. D'Amore

------

POWER OF ATTORNEY OF EDWARD T. ANDERSON

The undersigned hereby authorizes and designates each of John R. Judd, William
R. Langton, Edward E. Bolton, W. Morgan Burns, Mark D. Pihlstrom, Catherine M. Verschelden, Samuel A. Rosenbaum and Julie M. Regnier signing singly, as the undersigned's true and lawful attorney in fact to:

 (1)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 10% shareholder of Proto Labs, Inc. (the "Company"), Form ID or Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder and other forms or reports on the undersigned's behalf as may be required to file in connection with its ownership, acquisition, or disposition of securities of the Company, including Form 144;

(2)	execute for and on the undersigned's behalf, in the undersigned's capacity as a greater than 5% shareholder of the Company, any Schedule 13G or Schedule
13D in accordance with Section 13 of the Exchange Act and the rules and regulations promulgated thereunder;

(3)	do and perform any and all acts for and on the undersigned's behalf that may be necessary or desirable to complete and execute any such Form ID, Schedule
13G, Schedule 13D or any Forms 3, 4 or 5 and timely file such form with the
Securities and Exchange Commission, any stock exchange or similar authority, and the National Association of Securities Dealers; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be in the undersigned's best interest, or legally required of the undersigned, it being understood that the statements executed by such attorney in fact on the undersigned's behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

I hereby further grant to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. I hereby acknowledge that the foregoing attorneys in fact, in serving in such capacity at the undersigned's request, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned's is no longer required to file Form ID, Schedule 13G, Schedule 13D, and/or Forms 3, 4 and 5 with respect to its holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned's in a signed writing delivered to the foregoing attorneys in fact. Notwithstanding the foregoing, if any such attorney-in-fact hereafter ceases to be at least one of the following: (i) an employee of the Company, (ii) a partner of Faegre Baker Daniels LLP or (iii) an employee of Faegre Baker Daniels LLP, then this Power of Attorney shall be automatically revoked solely as to such individual, immediately upon such cessation, without any further action on the undersigned's part.

IN WITNESS WHEREOF, I have caused this Power of Attorney to be duly executed as of this 23rd day of February, 2012.

/s/ Edward T. Anderson